UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.

                                   FORM 8-K

                                CURRENT REPORT
                  PURSUANT TO SECTION 13 OR SECTION 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:  January 8, 1997


                       WASHINGTON NATIONAL CORPORATION
            (Exact name of registrant as specified in its charter)


   DELAWARE                       1-7369                  36-2663225
(State or other                 (Commission              (IRS Employer
jurisdiction of                 File Number)          Identification No.)
incorporation)

           300 TOWER PARKWAY, LINCOLNSHIRE, ILLINOIS          60069
           (Address of principal executive offices)         (Zip Code)

      Registrant's telephone number including area code: (847) 793-3000



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ITEM 5.    OTHER EVENTS

           Amendments to the 1995 Annual Report on Form 10-K dated as of January 8, 1997, a copy of which is attached as Exhibit 99. The 1995 Annual Report Form 10-K has been amended to reflect the 1996 sale of the Company's health insurance business. The Company has reflected the health insurance business as discontinued operations and the financial information included in the previously filed 1995 Form 10-K has been reclassified accordingly.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           Exhibits

           99.    Certain Restated Information in the Annual Report on
                  Form 10-K.


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WASHINGTON NATIONAL CORPORATION
                                        (Registrant)

Date:  January 8, 1997         By:   /c/ Joan K. Cohen
                                   ------------------------------------------
                                     Joan K. Cohen, Vice President,
                                     Controller and Treasurer

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                               INDEX TO EXHIBITS


Exhibit Number
--------------
     99            Certain Restated Information in the Annual Report on
                   Form 10-K.